
Case Name: Interstate Bakeries
Corporation & All  Subsidiaries                                                               Case No:  04-45814-jwv-11

                                      Consolidated Monthly Operating Report Summary
                                     For The Four Weeks Ended and as of May 28, 2005
                                     -----------------------------------------------


REVENUE
-------
Gross Income                                                                                            $    272,061,935
Less Cost of Goods Sold                                                                                      128,323,639
                  Ingredients, Packaging & Outside Purchasing                      $     64,751,775
                  Direct & Indirect Labor                                                47,971,914
                  Overhead & Production Administration                                   15,599,949
Gross Profit                                                                                                 143,738,296
                                                                                                        -----------------

OPERATING EXPENSES
------------------
Owner - Draws/Salaries
                                                                                                  -
Selling & Delivery Employee Salaries                                                     64,613,881
Advertising and Marketing                                                                 1,616,178
Insurance (Property, Casualty, & Medical)                                                12,811,097
Payroll Taxes                                                                             4,489,288
Lease and Rent                                                                            4,204,108
Telephone and Utilities                                                                   1,251,813
Corporate Expense (Including Salaries)                                                    8,049,535
Other Expenses                                                                           33,653,131
Total Operating Expenses                                                                                     130,689,030
                                                                                                        -----------------
                  EBITDA                                                                                      13,049,266
Restructuring & Reorganization Charges                                                    3,939,269  (i)
Depreciation and Amortization                                                             8,882,589
Other Income
                                                                                            (45,800)
Gain/Loss Sale of Prop                                                                     (375,075)
Interest Expense                                                                          3,339,304
Operating Income (Loss)                                                                                       (2,691,021)
Income Tax Expense (Benefit)                                                                 67,774     ----------------
Net Income (Loss)                                                                                       $     (2,758,795)
                                                                                                        =================

CURRENT ASSETS
--------------
                  Accounts Receivable at end of period                                                  $    178,464,594
                  Increase (Decrease) in Accounts Receivable for period                                       (1,501,550)
                  Inventory at end of period                                                                  70,196,754
                  Increase (Decrease) in Inventory for period                                                 (2,223,336)
                  Cash at end of period                                                                      135,587,636
                  Increase (Decrease) in Cash for period                                                      13,994,212

LIABILITIES
-----------
                  Increase (Decrease) Liabilities Not Subject to Compromise                                    5,870,449
                  Increase (Decrease) Liabilities  Subject to Compromise                                         254,178
                  Taxes payable:
                       Federal Payroll Taxes                                       $     11,980,075
                       State/Local Payroll Taxes                                          2,767,520
                       State Sales Taxes                                                    948,282
                       Real Estate and
                           Personal Property Taxes                                       15,143,958
                      Other (see attached supplemental schedule)                          4,947,626
                       Total Taxes Payable                                                                    35,787,461

See attached supplemental schedule for footnoted information.


IBC
Other Taxes Payable - Supplemental Schedule for period ended
May 28, 2005


               Description                              Amount
               -----------                              ------

         Use Tax                                  $        952,055
         Accr. Franchise Tax                             1,081,386
         Other Taxes                                     2,914,185

         Total Other Taxes Payable                $      4,947,626
                                                    ===============

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(i)  Reorganization and Restructuring expenses for the period include professional fees incurred of approximately $3,173,000.

-------------------------------------------------------------------------------

           EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                     CONSOLIDATED MONTHLY OPERATING REPORT
                           DATED AS OF MAY 28, 2005


     1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended May 28, 2005 and balances of and period changes in certain of the Company's accounts as of May 28, 2005, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 Annual Report on Form 10-K and the fiscal 2005 quarterly Form 10-Qs with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

     2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect certain year end adjustments that are generally recorded upon review of major accounts prior to the end of each annual SEC filing period. In addition, items included in these results for the period ended May 28, 2005 may relate to earlier periods or fiscal years and such items may be reflected in different quarters and fiscal years when the Company files its fiscal 2004 and 2005 Form 10-Ks and its fiscal 2005 first, second and third quarter Form 10-Qs.

     3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

          a. The Company has not completed the process of reconciling and identifying its pre and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

          b. This MOR does not reflect non-cash asset valuation charges that may be required under GAAP due to financial circumstances leading to our bankruptcy filing on September 22, 2004. We anticipate material impairment to our goodwill and we may also be required to reflect significant impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

          c. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

          d. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

          e. Certain items related to results presented herein are under research and may impact results presented in future monthly reports. This MOR, as presented, may not be revised or corrected for such future changes/adjustments. In addition, as described above, the MOR does not reflect certain year end adjustments.